                                                                 Exhibit 10.17

                           BANK INFORMATION PROCESSING
                                SYSTEM AGREEMENT

                                 BY AND BETWEEN

                               OPEN SOLUTIONS INC.

                                       AND

                          [________________________]










                                AGREEMENT [____]

                  BANK INFORMATION PROCESSING SYSTEM AGREEMENT

1.   PARTIES

This BANK INFORMATION PROCESSING SYSTEM AGREEMENT (the "Agreement") is made by and between Open Solutions, Inc., a Delaware corporation (OSI), and [___________________________________] (the "Licensee"), as of the date of the last signature below (the "Effective Date").

2.   COMPONENTS

This Agreement incorporates the following attachments with the same Agreement Number as specified below, each individually, an "Attachment" and collectively, the "Attachments":

          a)   Initial Product Order,
          b)   End-User Software License,
          c)   Support Services Terms and Conditions,

          d) Maintenance and Support Services Fee Schedule, which shall be updated from time to time,

          e)   Implementation Terms and Conditions,
          f)   Training Schedule,
          g)   Escrow Terms and Conditions,
          h)   Conversion Acceptance.

This Agreement may also incorporate Additional Product Orders and Service Orders with the same Agreement Number as specified below, provided that:

          a) OSI has provided the Additional Product Order or Service Order form to Licensee,

          b) OSI and the Licensee both execute such Additional Product Order or Service Order, and

          c) attachments to an Additional Product Order apply only to that Additional Product Order and attachments to a Service Order only apply to that Service Order. Such attachments shall have no force or effect on any other purchase order, confirmation or similar form, whether pre-existing or subsequently entered into, even if signed by the parties after the date hereof.

3.   DEFINITIONS

For purposes of the Agreement, capitalized terms wherever defined and used shall have the same meaning throughout the Agreement, unless otherwise specifically limited in an Attachment.

4.   ENTIRETY OF AGREEMENT

Each party's acceptance of this Agreement (as indicated by execution hereof) was and is limited to and expressly conditional upon the other's acceptance of the terms contained in the Agreement to the exclusion of all other terms. Accordingly, both parties agree that this Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement.

5.   CONVEYANCE AND SERVICES

Subject to all of the terms and conditions of this Agreement, OSI will provide Licensee with the following:

          a)   OSI's Licensed Software as indicated on the Initial Product
               Order,

          b) a limited license to use the Licensed Software, subject to the limitations, restrictions and other terms and conditions set forth in the END-USER SOFTWARE LICENSE.

          c) the initial review, on-site survey and software installation, as set forth in the IMPLEMENTATION TERMS AND CONDITIONS, and training services as set forth in the TRAINING SCHEDULE, subject to the terms and conditions therein.

          d) the maintenance and support services set forth in the SUPPORT SERVICES TERMS AND CONDITIONS on the terms and conditions set forth therein and subject to the MAINTENANCE AND SUPPORT FEE SERVICES SCHEDULE.

          e) a full and current version and previous version of the Proprietary Software in escrow, pursuant to the ESCROW TERMS AND CONDITIONS.

6.   PRICING OPTIONS

In addition to the Initial License Fee indicated in the Initial Product Order, Licensee shall be permitted to exercise the following special pricing option, subject to the conditions herein provided.

          a) The Licensee executes this Agreement prior to [_______________] and

If Licensee meets the aforementioned conditions, then Licensee shall:

          a)   pay as an Initial License Fee the discounted Fee of [       ] for
               the Base System and

          b)   receive [             ] discount from OSI list price on any new
               optional module of OSI Proprietary Software ordered during a
               period of [             ] following Conversion.

7.   TERM

Subject to termination by OSI or Licensee as herein provided the initial term of the License with respect to the OSI Licensed Documentation and Licensed Software hereunder shall be five (5) years. The License shall be automatically renewed, after five (5) years and every subsequent five (5) years, without payment by the Licensee if the Licensee has not grown in Asset Size or Number of Accounts beyond the next level as listed in the "License Fee Schedule ." If the Licensee has grown to the next level or beyond they will pay to OSI the differential between their original list price and the next level or levels of the then current "License Fee Schedule" or the present "License Fee Schedule," whichever is lower.

8.   TERMINATION

Licensee may terminate this License by giving OSI a sixty (60) day prior written notice of termination. OSI, or Licensee, may terminate the License as provided in the "End User Software License" the "Implementation Terms & Conditions", and the "Support Services Terms & Conditions". However, except for the License and except as otherwise expressly provided herein, the terms, conditions and obligations of this Agreement shall survive Termination. Termination shall not be an exclusive remedy and all other remedies shall be available whether or not the License or the Agreement is terminated.

9.    STATE LAWS

This Agreement shall be deemed to have been made in, and be construed pursuant to the laws of the State of Connecticut and the United States without regard to conflicts of laws provisions thereof.

10.   WARRANTIES AND REPRESENTATIONS

THE AGREEMENT CONTAINS, AMONG OTHER THINGS, WARRANTY DISCLAIMERS, LIABILITY LIMITATIONS AND USE LIMITATIONS.
Each individual signing this on behalf of an identified party below represents that he or she has the authority and power to execute the Agreement on behalf of the party so identified.

11.   AMENDMENTS

This Agreement may only be changed or modified by a written agreement duly signed by authorized representatives of both parties. Any waiver of any provision of this Agreement shall be effective only if made in writing and signed by a duly authorized representative of the waiving party.

12.   ACCEPTANCE

By executing below through their duly authorized representatives, the parties accept and enter into this Agreement and agree to be bound by its terms and conditions. The undersigned individuals represent that each is duly authorized to execute this Agreement on behalf of the respective organization.

Licensee:
         ---------------------------------------------------------------------

Signature:                                                Date:
          -----------------------------------------------      ---------------

Name:                                                     Title:
     ----------------------------------------------------       --------------

Address:
        ----------------------------------------------------------------------

City:                                State:               Zip:
     -------------------------------       --------------     ----------------

Licensor: Open Solutions Inc.
         ---------------------------------------------------------------------

Signature:                                                Date:
          -----------------------------------------------      ---------------

Name:                                                     Title:
     ----------------------------------------------------       --------------


City: Glastonbury        State: CT           Zip: 06033

                              INITIAL PRODUCT ORDER

OSI PROPRIETARY SOFTWARE - BASE SYSTEM

--------------------------------------------------------------------------------------------------------------------
                                                                                       UNIT
DESCRIPTION                                                                  QTY       PRICE                TOTAL
--------------------------------------------------------------------------------------------------------------------
The Complete Banking Solution
CUSTOMER SERVICE REPRESENTATIVE
TELLER
LOAN CUSTOMER SERVICE REPRESENTATIVE
LOAN MONETARY
GL MANAGER
BRANCH OPERATIONS
BANK OPERATIONS
SYSTEM OPERATIONS
EXTERNAL MANAGER
PRODUCT MANAGER
BATCH SERVER
EXECUTIVE INFORMATION SYSTEM
MARKETING CIF
IRS/YEAR-END REPORTING MANAGER
AUTOMATED FORMS MODULE
FEDERAL AND STATE REGULATORY COMPLIANCE
DISASTER RECOVERY PLANNING
--------------------------------------------------------------------------------------------------------------------
TOTAL
DISCOUNT
NET
--------------------------------------------------------------------------------------------------------------------


For payment terms see the END USER SOFTWARE LICENSE section 4.1 Initial License Fees
For pricing terms see the BANK INFORMATION PROCESSING SYSTEM AGREEMENT section 6 Pricing Options


OSI/ALLIANCE PARTNERS PROPRIETARY SOFTWARE - OPTIONAL MODULES

---------------------------------------------------------------------------------------------------------------------
                                                                                           UNIT
DESCRIPTION                                                                     QTY        PRICE            TOTAL
---------------------------------------------------------------------------------------------------------------------
SECONDARY MARKET MANAGEMENT
COLLECTION MANAGEMENT SYSTEM
OSI ATM HANDLER TO INCL. ONE INTERFACE PC
DOCUMENT IMAGING
FTI ACCOUNTING SYSTEMS (LISTED BELOW)
THIRD PARTY INTERFACES:
   IPS G/L interface
   Voice Response interface
   ATM Management System interface
   ATM PBF (Positive Balance File) interface
   Greatland Corp. Loan Origination Station interface
   Fed Wire & ACH
   Harland AEO--Create Outgoing file for check orders
---------------------------------------------------------------------------------------------------------------------
Total
---------------------------------------------------------------------------------------------------------------------

Scheduled delivery dates are subject to change.
*Pricing of the Collection System is per workstation

THIRD PARTY SOFTWARE LICENSED FROM THIRD PARTY

--------------------------------------------------------------------------------------------------------------------------
                                                                                                            UNIT
DESCRIPTION                                               VENDOR             VERSION                QTY     PRICE    TOTAL
--------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING SOFTWARE
NT Server                                                 Microsoft          3.51                    4
Data Replication Software                                 Octopus                                    2
SQR Development System                                    MITI               2.5                     1
Tape Backup NT (Administrative Server)                    Arcada             034098TD                1
SQL Server (Network Server)                               Microsoft          4.21                    1
System Management Server (Network Server)                 Microsoft          1                       1
Powerchute (All Servers)                                  APC                NT                      4
Anti-Virus Software InocLan                               Cheyene            150060TD                1

BRANCH OPERATIONS SOFTWARE
Nt Server                                                 Microsoft          3.5                     2
Powerchute S/W (All Servers)                                                                         2
DOS                                                       Microsoft          MS-DOS 6.22            16
MS Windows for Workgroups                                 Microsoft          3.11                   16
MS Office                                                 Microsoft          4                       0
Windows NT Client License (20 User)                       Microsoft          0                       1
System Management Server (Network Server)                 Microsoft          1                       1
SMS Client License (20 User)                              Microsoft          1                       1
Microsoft Office 20 User Client License                   Microsoft          0                       0
Tape Backup NT (Br. Admin. Servers)                       Arcada             Backup Exec.            1
Anti-Virus Software InocuLan (Br. File Servers)           Cheyene            2.5                     1
SQR Report Generator                                      MITI               2.5.7                   1
----------------------------------------------------------------------------------------------------------------------------

Software configuration is based on a pre-sales marketing survey and is subject to change following an on-site survey.


THIRD PARTY SOFTWARE LICENSED FROM OSI

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNIT
DESCRIPTION                                                VENDOR           MODEL          QTY      PRICE    TOTAL
----------------------------------------------------------------------------------------------------------------------------
Oracle RDBMS NT (7 Concurrent Users)                       Oracle            7
Forest & Trees                                             Platinum          EIS Rept
Data Replication Software                                  Octopus           0
SQR Development System                                     MITI              2.5
DWA Ptr. Manager                                           DWA
----------------------------------------------------------------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------------------------------------------------------------

Third Party Software pricing is subject to change via the respective vendors pricing policies.


LICENSEE'S DESIGNATED COMPUTER HARDWARE

----------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                                              UNIT
                                                                  VENDOR        MODEL            QTY     PRICE      TOTAL
----------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING HARDWARE
DB Server Pent. Pro/200, (1) Proc., 256MB RAM, (4)                Unisys        AQUANTA           1
2GB Drives plus Raid 5 & hot swap drives, CD ROM,
   dual power supplies & fans, DAT Backup, expandable to 4 proc.
DB Remote Site Backup Server, Pent. Pro/200, 190MB                UNISYS        AQUANTA           1
   RAM, (4) 2GB DR., CD ROM, DAT Backup

----------------------------------------------------------------
WS Pentium Pro/200, 256K Cache, 40M RAM, 1GB SCSI                 UNISYS        AQUANTA           1
   DR., NIC PCI, EVGA Color, 4GB DAT,
   CD ROM, System Admin. & Batch Workstation
----------------------------------------------------------------




WS Pentium/100, 256K Cache, 72M RAM, 1GB                          Unisys        AQUANTA           1
   SCSI DR., NIC PCI, EVGA Color, CD ROM

----------------------------------------------------------------
Primary Network Management Server
UPS                                                               Unisys        UP 909            1
UPS                                                               Unisys        UP 970            3
Optical Storage/Retr. Worm Drive (From Microsoft)                 Panasonic     212209936         1
High Output Ptr. 16PPM                                            Unisys        AP9516            1
----------------------------------------------------------------

BRANCH OPERATIONS HARDWARE
Br. File Server Pent./100, 40m RAM, CD ROM,                       Unisys        AQUANTA           0
   NIC PCI, EVGA COLOR, (2) 2.1GB Dr.
UPGRADE TO CURRENT BR. FILE SERVER                                Azatar        MISC.             1
   SCSI Dr., EISA NIC, 14" SVGA Monitor,
   Branch Admin. & NTWK Management
WS Pent./100, 256K CACHE, 40M RAM, 1GB SCSI                       Unisys        AQUANTA           1
   DR., 4GB DAT, NIC PCI, EVGA Color, Branch
   Admin. Workstation & Secondary Network Manager.
DWA PTR. SVR., PENT./75, 256K CACHE, 16M RAM,                     Unisys        AQUANTA           0
   1GB IDE DR., NIC PCI, EVGA COLOR
UPS                                                               Unisys        UP 970            1
Remote Access Modem 28.8KBPS                                      AT&T          V.34              1
Equipment Racks                                                                                   1
CSU DSU Includes Cable (56KB to Seneca Falls)                     Codex         3512              2
Router (56KB to Seneca Falls)                                     Cisco         2501              2
Intelligent Ethernet Hub                                          Baystack      24 PORT           0
Expansion Hub                                                     Baystack      EXP 24 PORT       0
WS Pent./75, 256K Cache, 16M RAM, 1GB                             Unisys*****   AQUANTA           0
   IDE DR., NIC PCI, EVGA Color, User Workstations
   OR UPGRADE OLD PC'S to Pentium 75 MHZ/16MB)
UPS (OPTIONAL)                                                    Unisys        UP 970            0
Flatbed B&W Scanner                                               HP            4P                1
Passbook Ptr.                                                     Unisys        EF 4600           0
Validation & Receipt Ptr.                                         Unisys        EF 4272           0
MICR PTR., 12PPM, 5 Drawers, Network Card                         SourceTech    4049-12R          1
----------------------------------------------------------------------------------------------------------------------------

Hardware configuration is based on a pre-sales marketing survey and is subject to change following an on-site survey.

THIRD PARTY SOFTWARE LICENSE FEES FOR SOFTWARE LICENSED FROM OSI

-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                         VENDOR                     ANNUAL MAINTENANCE
-----------------------------------------------------------------------------------------------------------------
RDBMS                                                               Oracle
Forest & Trees                                                      Platinum
SQR Development System                                              MITI
Data Replication Software                                           Octopus
DWA Ptr. Manager                                                    DWA
-----------------------------------------------------------------------------------------------------------------

Maintenance rates are based on third party vendors present pricing and subject to change.


LICENSEE ASSET SIZE/NUMBER OF ACCOUNTS
-------------------------------------------------------------------------------
ASSET SIZE
NUMBER OF ACCOUNTS
   DDA
   Other Deposits
   Loans
-------------------------------------------------------------------------------

PRICING FOR SERVICES

-------------------------------------------------------------------------------------------------
DESCRIPTION                                                                               PRICE
-------------------------------------------------------------------------------------------------
Implementation Service Fee for Licensed Software and contracted interfaces

Additional Services per diem
Annual License Fee is 15% of current software list price
--------------------------------------------------------------------------------

Annual License Fee commences ninety (90) days following conversion to production use.

SCHEDULED LIVE PRODUCTION DATE:  _________________________________  9-June-9

Tax Location:                                         Sales Rep:

Bill to:                                          Ship to:
                                                                       SAME

--------------------------------------------                 ------------------

                                                                       SAME

--------------------------------------------                 ------------------
                                                                       SAME

--------------------------------------------                 ------------------

Phone:                                            Phone: (   )_____________SAME

Billing contact:                     SVP _____    Phone: (   )_____________SAME

Technical Support Contact:  __________________    SAME

                              LICENSE FEE SCHEDULE

OSI shall provide Licensee with Support Services for the Licensed Software on the terms and conditions set forth in the Support Services Terms and Conditions. Annual support services fees (the Annual License Fee) for such services shall be calculated on the basis of the Licensee's then current asset and account size, the then current price schedule for The Complete Banking Solution and the then current Annual License Fee Rate.

                   THE COMPLETE BANKING SOLUTION 1996 PRICING SCHEDULE
               (Prices based on the higher of assets or accounts)

ASSET SIZE OR NUMBER OF ACCOUNTS                               COST OF SYSTEM
[                  ]                                                [      ]


                            ANNUAL LICENSE FEE RATE

For purposes of determining the Licensee's annual support service fees, OSI's pricing schedule for The Complete Banking Solution and the Annual License Fee Rate are subject to change as provided in this Agreement.

                            END USER SOFTWARE LICENSE

This End User Software License (the "License") is part of the Agreement identified by the Agreement Number specified below. Such Agreement includes the Initial Product Order and any other Additional Product Order(s) that reference the same Agreement Number (collectively "Product Order(s)"). Capitalized terms not defined herein have the same meaning as defined elsewhere in the Agreement.

1.   GRANT OF LICENSE

     1.1  SOFTWARE

          "Software" means collectively, the version(s) of OSI's Proprietary Software, and Third Party Software ordered through OSI, as set forth in the Product Orders, in object code format or database code format, together with the Documentation (as hereinafter defined) provided to Licensee by OSI, including updates, modifications or new releases of such software programs and documentation that may be provided by OSI to the Licensee from time to time. "OSI's Proprietary Software" means, collectively, the version(s) of software owned by OSI and OSI's Database Model. "OSI's Database Model means the version(s) of the model owned and developed by OSI and incorporated into OSI's Proprietary Software. "Third Party Software" means, collectively, the version(s) of:

          a) Software owned by third parties and integrated by OSI into OSI's Proprietary Software and provided and sub-licensed to Licensee by OSI ("Third Party Software Licensed from OSI"), and

          b) Software owned by third parties under which, or with which, OSI's Proprietary Software operates and which is provided and licensed to Licensee by third party providers ("Third Party Software Licensed from Third Party").

          "Licensed Software" means, collectively, the versions of OSI's Proprietary Software and Third Party Software Licensed from OSI being licensed under this Agreement to Licensee by OSI.

     1.2  DOCUMENTATION

          "Documentation" means all technical materials and documents, whether in hard copy or magnetic media or machine readable form, regarding the capabilities, operation, installation and use of the Licensed Software.

     1.3  SPECIFICATIONS

          "Specifications" means the specifications set forth in:

               a)   the Documentation,
               b)   the Agreement,
               c) the Report (as defined in the Implementation Terms and Conditions) and
               c) all other functional and technical specifications applicable to the Licensed Software.

                    In the event of a conflict or ambiguity among any of the documents constituting the Specifications, such conflict shall be resolved first in favor of this Agreement, secondly in favor of the Report, thirdly in favor of the Documentation and lastly in favor of the other functional, technical and design specifications, which have been provided to Licensee, and are applicable to the Licensed Software.

     1.4  DESIGNATED COMPUTER HARDWARE

                    Designated Computer Hardware means the computer and network equipment listed on the Initial Product Order which OSI states is compatible, and such other computer and network equipment which OSI agrees is compatible with the Licensed Software.

     1.5  LICENSE

                    Subject to the terms and conditions set forth in this Agreement, OSI grants Licensee and only Licensee, a restricted right (the "License") to use the Licensed Software for its own internal banking operations and operations of Licensee's subsidiaries during the Term of this Agreement. This right does not apply to acquired institutions without payment of incremental License Fees per the then current "Support Services Fee Schedule."

2.   OWNERSHIP OF SOFTWARE

As between the parties, OSI retains title to and ownership of and all proprietary rights with respect to the Licensed Software and all copies and portions thereof, whether or not incorporated into or with other software. The License does not constitute a sale of the Licensed Software or any portion or copy of it.

3.   RESTRICTIONS TO LICENSE

The License is a non-sub-licensable, non-exclusive, non-transferable, non-assignable right to use the Proprietary Software during the Term of this Agreement for Licensee's and subsidiaries of Licensee's own internal operations, and is subject to the further restrictions and limitations provided in this Agreement. The License also is a non-sub-licensable, non-exclusive, non-transferable, non-assignable right to use the Third Party Software licensed from OSI during the Term of this Agreement for Licensee's and Licensee's subsidiaries own internal operations (to exclude mergers and acquisitions of Independent Financial Institutions) and is subject to the further restrictions and limitations provided in this Agreement and OSI's master licensing agreements with such third parties. Except as otherwise provided in the Escrow Terms and Conditions, Licensee has no right to receive, use or examine any Source Code (as defined in the Escrow Terms and Conditions) or design documentation relating to the Licensed Software. Licensee shall have the right to make such copies of the Licensed Software and Documentation as are reasonably necessary for Licensee's use of the Licensed Software and Documentation as contemplated hereunder and for back up and archival purposes. In exercising this right, Licensee shall reproduce and include the copyright notice and any other notices that appear on the original Licensed Software and Documentation on any copies and any media therefor. Licensee shall not, and shall not allow any third party, to, without OSI's prior written consent:

     a) decompile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover any source code, algorithms or underlying ideas,
     b)   remove any product identification, copyright or other notices,
     c) provide, lease, lend, use for timesharing or service bureau purposes or allow others to use the Licensed Software to or for the benefit of third parties,

     d) except as specified in the Specifications or Documentation provided by OSI, modify, incorporate into other software or create a derivative work of any part of the Licensed Software,
     e) load or use any portion of the Licensed Software (whether or not modified or incorporated into or with other software) on or with any machine or system other than Licensee's Designated Computer Hardware,
     f) except if, as and to the extent expressly authorized in the applicable user Documentation provided by OSI, transmit or use the Software over a network. This does not prohibit interfacing to external systems or networks.
     g) disseminate performance information or analysis (including, without limitation, benchmarks) to any source relating to the Licensed Software, nor
     h)   sell applications developed by Licensee against OSI's Database Model.

The restrictions set forth in this paragraph shall not restrict Licensee from developing a program, application or database that is functionally similar to the Licensed Software, provided that such development is demonstrably independent of any OSI confidential information and does not violate OSI's copyrights.

4.   LICENSE FEES

License fees consist of an initial License Fee and Annual License Fees. All fees are exclusive of shipping, taxes, ______ and the like, which shall be paid by Licensee. Late payments shall bear interest at the rate of 1.5% per month to cover OSI's costs of collections as well as interest, or, if lower, the maximum rate allowed by law.

     4.1  INITIAL LICENSE FEES

          The Initial License Fees for OSI Proprietary Software and Third Party Software Licensed From OSI are set forth in the Initial Product Order and subsequent Product Order(s) and are based on the Licensee's Designated Computer Hardware and Asset and Account size. Additions to or changes in the Licensee's Designated Computer Hardware subsequent to Conversion and Installation may result in additional Initial License Fees for Third Party Software Licensed From OSI. Initial License fees for OSI Proprietary Software are due and payable according to the following schedule:

     EVENT                                                            % PAYMENT

     Sign Contract

     Conversion Acceptance & Live Production

          License Fees for Third Party Software Licensed From OSI are due and payable thirty (30) days following installation of such software.

     4.2  ANNUAL LICENSE FEES

          Annual License Fees for Licensed Software are set forth in the Support Services Terms and Conditions and are based on the Licensee's Designated Computer Hardware and Asset and Account size. Annual License Fees for Proprietary Software are also based on OSI's License Fee Schedule in effect during the License Year. Increases in Licensee's Asset or Account size may result in increases in Annual License Fees for OSI Proprietary Software. Additions to or changes in the Licensee's Designated

          Computer Hardware subsequent to Conversion and Installation may result in additional License Fees for Third Party Software Licensed From OSI.

          Annual maintenance for Third Party Software Licensed from OSI commences at conversion to Live Production use. Annual maintenance for OSI Proprietary Software commences ninety (90) days after conversion to Live Production use. Annual License Fees are due and payable thirty
          (30) days after receipt by Licensee of OSI's invoice.

     4.3  NOTIFICATION

          Licensee shall notify OSI prior to changes to or installation of additional equipment for the Designated Computer Hardware. Licensee also shall provide a written report to OSI on or prior to each anniversary of Installation and Conversion of its Asset and Account size.

5.   DELIVERY AND INSTALLATION

          Delivery and installation of the Licensed Software shall be made in accordance with the Implementation Terms and Conditions.

6.   SOFTWARE ACCEPTANCE

     6.1 Within fifteen (15) days after the Licensed Software is installed and the Licensee's data is converted to run under the Software, the Licensee shall perform acceptance testing (the "Acceptance Tests"). The Acceptance Tests shall be conducted on Licensee's Designated Computer Hardware at Licensee's site and shall consist of the Licensee entering a series of transactions warranted to be representative of its workload and balancing them through periodic reports to determine whether the Licensed Software functions with Licensee's products and performs substantially in accordance with the Specifications and the Documentation. The tests shall be completed in a one-week period. If during this testing period the Licensed Software does not function and perform substantially in accordance with the Documentation and the Specifications, Licensee shall notify OSI of the non-conformance and OSI shall have thirty (30) days thereafter within which to correct the errors in the Licensed Software and to provide such corrections for Licensee's further testing. Licensee shall have five (5) days after delivery of corrections to re-conduct the Acceptance Tests. Failure of the Licensed Software to function and perform in accordance with such Documentation and Specifications upon the second Licensee's Acceptance Test shall, at the option of Licensee, be grounds for termination of this Agreement by Licensee.

     6.2 Licensee may accept the Licensed Software on a provisional basis, subject to OSI's prompt correction of specified non-conformances or omissions from full and complete delivery of the Licensed Software. A provisional acceptance can be revoked by Licensee in the event of non-performance by OSI in completing the required correction or delivery, and such non-performance shall be grounds for termination of this Agreement. Upon successful completion of the Acceptance Tests, Licensee shall notify OSI in writing of its acceptance of the Software ("Conversion Acceptance"). In the event that Licensee fails to conduct the Acceptance Test within thirty (30) days of installation of the Software, usage of the Licensed Software in Live Production for thirty
          (30) calendar days shall be considered as Conversion Acceptance by the Licensee.

          As used herein, "Live Production" means the time when Licensee uses the Licensed Software or portions thereof to produce reports or retrieve information from the OSI Database Model on a regular or routine basis in a production, non-test environment.

7.   MAINTENANCE AND SUPPORT SERVICES

Maintenance and Support Services shall be provided under the terms and conditions set forth in the Support Services Terms and Conditions, which forms part of and is incorporated into this Agreement. OSI has no other obligations to provide support or maintenance or updates, enhancements, modifications or new releases under this Agreement. No obligation of OSI under the Support Services Terms and Conditions shall survive termination of the License granted hereunder.

8.   TERMINATION OF LICENSE

     8.1 During the term of this Agreement, the License is effective until terminated. In addition to automatic termination at the end of the term, termination can be effected as provided in subsections 6.1 and
          6.2 above, subsections 8.2, 8.4 below, section 4 "Term & Termination" of the "Implementation Terms and Conditions ." OSI's sole and exclusive remedies in the event of a breach by Licensee shall be an action for damages and, in the event of a material breach of the provisions of Section 3 (relating to restrictions) or Section 13 (relating to confidentiality) hereof, equitable relief to enjoin the activity of Licensee constituting the breach; provided, however, that as a condition to either such remedies, to the extent that Section 9 below requires written notice of such breach prior to commencement of a suit or legal action, OSI shall have given Licensee such notice.

     8.2 In addition to the other remedies, in law or equity, available to OSI hereunder, in the event of a breach by Licensee of the provisions of subsection (a) of Section 3 (relating to reverse engineering) or
          Section 13 (relating to confidentiality) which breach:

          a) threatens to have a material adverse impact on the value of the Software Confidential Information (as hereinafter defined), and

          b) can be corrected by reasonable corrective steps available to the Licensee,

               OSI may terminate the License so long as it complies fully with the provisions of this Section 8.2, as follows:

               a) OSI must notify Licensee in writing specifying the actions constituting the alleged breach and the reasonable steps which it believes can and must be taken by Licensee to correct such breach.

               b) If Licensee, within thirty (30) days following the date of such notice, implements the steps specified by OSI for correcting the breach, or other similar reasonable steps calculated to correct such breach, OSI may not terminate the License regardless of the efficacy of such steps.

               c) If Licensee fails or refuses, within thirty (30) days following receipt of such notice, to commence taking such steps to correct the breach and OSI wishes to terminate the License, OSI must provide further written notice of its intention to terminate the License effective no less than thirty (30) days after the date of this second notice.

               d)   Such termination shall only take effect if:

                    i) the thirty (30) day notice period expires without the Licensee having undertaken reasonable corrective steps which have either been concluded or are being pursued with reasonable diligence, and

                    ii) the tolling period in effect as provided in Section 8.3 below, if any, has expired.

     8.3 Any dispute which arises between the parties concerning the interpretation and application of Section 8.2 or the performance of the obligations thereof, which dispute cannot be promptly resolved by the parties, may be submitted by either party to binding arbitration before the American Arbitration Association in Hartford, Connecticut, with the loser paying the costs and attorneys fees thereof. The termination of the License shall be tolled pending the completion and results of such arbitration.

     8.4 Licensee may terminate the License by giving OSI a sixty (60) day prior written notice of termination. Such termination shall not result in any refunds of License Fees, except as otherwise provided for in Paragraph 6 hereof, and the "Implementation Terms and Conditions" subsection 4.3 and the "Support Services Terms and Conditions" subsection 5.4 "Response, Problem Resolution Standards and Error Priority Levels."

     8.5 Unless otherwise agreed to in writing by OSI, upon termination of the License, Licensee shall immediately cease all use of the Licensed Software and all portions thereof (whether or not modified or incorporated with or into other software), return or destroy all copies of the Licensed Software and all portions thereof to OSI, and so certify to OSI.

     8.6 Unless the Agreement has expired, except for the License and except as otherwise expressly provided herein, the terms of this Agreement shall survive termination of the License.

9.   NOTICE OF DEFAULT

Except as to a breach of the obligations contained in Section 13 (relating to confidentiality for which no notice is required prior to commencement of a suit or other legal action), neither party may commence a suit or legal action on account of a default by the other party in the performance of any of its obligations under this Agreement, unless the party seeking to bring such suit or action shall first give the defaulting party written notice of the default, specifying the nature and circumstances thereof. Such notice shall be given at least the following number of days prior to the commencement of the suit or legal action:

     a)   three (3) business days in the case of defaults under Section 1 and
          Section 3;
     b)   ten (10) days in the case of non-payment; and
     c)   thirty (30) days in all other cases.

10.  LIMITED WARRANTY AND DISCLAIMER

     10.1 OSI represents and warrants that for a period of ninety (90) days after the date of Live Production Use (the "Warranty Period") the Licensed Software shall:

          a. Function and perform substantially in accordance with the Documentation and Specifications.

          b. Operate on the Licensee's Designated Computer Hardware or other hardware generally recommended by OSI for use in connection with the Licensed Software consistent with the Specifications and Documentation.

          c. Process Licensee's banking data in accordance with the minimum data processing standards promulgated by state or federal banking agencies which regulate Licensee, provided that Licensee provides OSI prior written notice of such state agencies and if Licensee's charter and/or regulator is changing.

          d.   Provide commercially reasonable response times.

          If Licensee discovers that the Licensed Software does not meet the warranty criteria set forth above, Licensee shall notify OSI and OSI shall promptly take all commercially reasonable steps necessary to bring the Software into compliance with the warranty criteria set forth above. During the Warranty Period, OSI will respond in the manner set forth in the Support Services Terms and Conditions at no charge to Licensee.

     10.2 OSI represents, warrants and covenants that the media on which Licensed Software is recorded and delivered to Licensee hereunder is free from defects in material and workmanship under normal use and service for a period of ninety (90) days from the date of Live Production use. OSI agrees to replace any defective media upon return to OSI.

     10.3 OSI represents and warrants that it has taken all steps necessary to test the Proprietary Software for Disabling Code (as defined herein) and to eliminate Disabling Code from the Proprietary Software. OSI warrants that the Proprietary Software will be free of Disabling Code as of the date of delivery by OSI to Licensee. OSI will continue to take such steps with respect to future modifications and enhancements to keep the same and the Proprietary Software free of Disabling Code. Disabling Code shall mean computer instructions that:

          a. Alter, destroy or inhibit the Proprietary Software or Licensee's processing environment, including without limitation, other programs, data storage, computer libraries, and computer and communications equipment;
          b. without functional purpose, self-replicate without manual intervention; or
          c. purport to perform a meaningful function but which actually perform either a destructive or harmful function, or perform no meaningful function.

          OSI agrees that it will maintain a master copy of the Proprietary Software and all modifications and enhancements made by OSI thereto, and will take such steps as are necessary to keep the same free of Disabling Code.

     10.4 THESE EXPRESS WARRANTIES TAKE THE PLACE OF AND SUPERSEDE ALL OTHER WARRANTIES, EXPRESS OR IMPLIED AND WHETHER OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. EXCEPT AS EXPRESSLY PROVIDED HEREIN, OSI DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE LICENSED SOFTWARE OR DOCUMENTATION.

          THE LICENSEE UNDERSTANDS THAT OSI IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR AND DOES NOT WARRANT HARDWARE, SOFTWARE, OR OTHER ITEMS OR SERVICES PROVIDED BY ANY PERSONS OTHER THAN OSI.

     10.5 EXCEPT FOR OSI'S INDEMNITY OBLIGATIONS UNDER PARAGRAPH 12 (RELATING TO INTELLECTUAL PROPERTY INFRINGEMENTS), A BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER PARAGRAPH 13 AND ANY LIABILITY OSI MAY HAVE FOR PERSONAL INJURY OR DAMAGE OR DESTRUCTION OF REAL OR TANGIBLE PERSONAL PROPERTY, OSI'S LIABILITY TO LICENSEE FOR ANY CAUSE WHATSOEVER AND REGARDLESS OF THE FORM OF ACTION AND WHETHER IN CONTRACT OR TORT, OR AT LAW OR EQUITY, SHALL NOT EXCEED THE AMOUNTS ACTUALLY PAID TO OSI BY LICENSEE HEREUNDER.

     10.6 EXCEPT FOR OSI'S INDEMNITY OBLIGATIONS UNDER PARAGRAPH 12 (RELATING TO INTELLECTUAL PROPERTY INFRINGEMENTS), A BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER PARAGRAPH 13 AND ANY LIABILITY OSI MAY HAVE FOR PERSONAL INJURY OR DAMAGE OR DESTRUCTION OF REAL OR TANGIBLE PERSONAL PROPERTY, OSI SHALL NOT BE LIABLE TO LICENSEE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR IN ANY WAY RELATED TO THIS AGREEMENT, EVEN IF OSI KNOWS, SHOULD HAVE KNOWN, OR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     10.7 EXCEPT FOR A BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER PARAGRAPH 13 AND ANY LIABILITY LICENSEE MAY HAVE FOR PERSONAL INJURY OR DAMAGE OR DESTRUCTION TO REAL OR TANGIBLE PERSONAL PROPERTY, LICENSEE SHALL NOT BE LIABLE TO OSI OR ANY THIRD PARTY FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT EVEN IF LICENSEE KNOWS, SHOULD HAVE KNOWN OR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     10.8 THE PROVISIONS OF THIS SECTION 10 SHALL SURVIVE TERMINATION OR EXPIRATION OF THE LICENSE AND/OR THIS AGREEMENT OR ANY REASON WHATSOEVER.

11.  FORCE MAJEURE

Neither party shall be deemed to have breached this Agreement by reason of any delay or failure in its performance arising from events beyond its reasonable control, including, but not limited to, acts of God, acts of war, riot, epidemic, fire, flood or other disasters.

12.  INFRINGEMENT

     12.1 OSI represents and warrants that it has the sole ownership of and/or the right to license and sub-license the Licensed Software as contemplated by this Agreement and has the full power to grant the rights granted herein without the consent of any other person or entity.

     12.2 OSI shall defend, indemnify and hold Licensee and its officers, directors, agents and employees harmless from and against any and all claims, suits, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or resulting from any claim that Licensee's use of the OSI Proprietary Software infringes a United States patent or copyright, or trademark or misappropriates a trade secret of any third party, provided OSI is:

          a) promptly notified of any and all threats, claims and proceedings related thereto,

          b)   given reasonable assistance (at OSI's sole cost and expense), and
          c) given the opportunity to assume sole control over the defense and all negotiations for settlement or compromise.

          OSI shall not, however, enter into any settlement without Licensee's prior written consent, which shall not be unreasonably withheld, if such settlement impairs any material right of Licensee under the Agreement. Notwithstanding anything to the contrary contained herein, Licensee shall have the right to defend and settle, at OSI's expense, against any such infringement or misappropriation claim in the event that OSI fails to assume or reasonably pursue such defense or reasonably protect the rights of the Licensed Software, provided such rights conform with the provisions of this Agreement.

     12.3 In the event that the Licensed Software, or any portion thereof, becomes the subject of a claim of infringement of misappropriation, OSI may, at its expense, take on any of the following steps so that Licensee's use is not subject to any claim of infringement or misappropriation and Licensee is provided with functionally equivalent software to the reasonable satisfaction of Licensee, provided that Licensee's use of the Licensed Software conforms with the provisions of the Agreement:

          a) procure for Licensee the right to continue using the Licensed Software or
          b)   replace or modify the infringing portion of the Licensed
               Software.

     12.4 The foregoing obligations of OSI do not apply with respect to software and any other products or portions or components thereof

          a) which are not the latest available release supplied by OSI to Licensee,
          b) which are modified by Licensee after shipment by OSI, if the alleged infringement relates to such modification, unless OSI has consented to the modification in writing or such modifications is otherwise authorized, permitted or provided for under the Specifications, Documentation or this Agreement, or
          c) which are combined with other products, processes or materials where the alleged infringement relates to such combination, unless OSI has consented in writing to such combination or such combination is otherwise authorized, permitted or provided for under the Specifications, Documentation or this Agreement.

     12.5 THE FOREGOING STATES THE ENTIRE LIABILITY OF OSI WITH RESPECT TO INFRINGEMENT OF ANY PATENTS, COPYRIGHTS, TRADEMARKS OR MISAPPROPRIATION OF TRADE SECRETS BY THE OSI PROPRIETARY SOFTWARE OR ANY PARTS THEREOF. NO COSTS OR EXPENSES SHALL BE INCURRED FOR THE ACCOUNT OF OSI BY LICENSEE OR ITS AGENTS WITHOUT THE PRIOR WRITTEN CONSENT OF OSI.

     12.6 The provisions of Sections 12.2 do not apply to any Third Party Software.

13.  CONFIDENTIALITY

     13.1 Licensee acknowledges that, in the course of using the Licensed Software it may receive information relating to the Licensed Software which is confidential and of value to OSI's business (the "Software Confidential Information"). Such Software Confidential Information shall belong solely to OSI and includes, but is not limited to, the Licensed Software's mode of operation, trade secrets, know-how, inventions

          (whether or not patentable), techniques, processes, programs, ideas, algorithms, schematics, testing procedures, software design and architecture, computer code and database model, internal documentation, design and function specifications, product requirements, problem reports, analysis and performance information, user documentation and other technical information, plans and data. Licensee agrees that it will not use or disclose any Software Confidential Information without OSI's prior written consent, except as expressly allowed by this End User Software License.

     13.2 As part of the arrangements contemplated by this Agreement, each party acknowledges that it will receive valuable business, marketing, financial and other information, plans and data from the other party which is the confidential property of the disclosing party. All information and data which is marked "Confidential" or, in the case of orally conveyed information, which is confirmed in writing within thirty (30) days of conveyance to be confidential (the "General Confidential Information" of the disclosing party) shall be treated as confidential thereafter. The following types of information shall always be considered confidential information (whether or not marked as "Confidential"); financial information, marketing and business plans, software products and systems and customer lists. Each of the parties agrees that it shall not copy, use or disclose any General Confidential Information of the other party without its prior written consent, except as expressly allowed by this End User Software License.

     13.3 OSI acknowledges and agrees that Licensee's confidential information includes personal, private and financial information of Licensee's customers, depositors, debtors and employees used or gained by OSI during the performance of services under this Agreement or in any other manner ("Bank Privacy Information"). OSI's obligations with respect to the Bank Privacy Information are not subject to the exclusions set forth in Section 13.5 and are not limited in any way. OSI agrees that it shall not copy, use or disclose any Bank Privacy Information without Licensee's prior written consent, except as expressly allowed in this Agreement. OSI further agrees that it shall not copy, disclose or use any Bank Privacy Information or any other information in violation of applicable federal and state privacy laws or regulations. OSI agrees to defend Licensee from any claim by any third party relating to the disclosure or use by OSI, its employees, agents and consultants of the Bank Privacy Information which is protected under privacy statutes or other privacy laws, rules or regulations (including applicable case law) and will indemnify and hold harmless Licensee without limitation against any and all loss, damage or expense arising from any such claim, including reasonable attorneys' fees.

     13.4 Each party agrees in respect of General Confidential Information which it receives from the other party, OSI agrees in respect of the Bank Privacy Information and Licensee agrees in respect of the Software Confidential Information that it shall:

          a) take all reasonable measures to maintain such information in confidence,
          b) disclose such information only to those of its employees, agents and consultants who have a "need to know," and only after such employees and consultants have agreed in writing to be bound by all of the confidentiality provisions of this Agreement,
          c) not use such information for any purpose other than the purposes expressly provided herein and
          d)   not copy such information except as expressly provided herein.

               Except as provided herein, Licensee shall not, without the prior written consent of OSI, disclose or otherwise make available the Licensed Software or copies thereof to any third party. The foregoing provisions shall not preclude Licensee from operating the Licensed Software in the ordinary course of Licensee's business for its intended purpose and for the use licensed hereunder in the presence of third parties or from providing copies of the output and reports of the Licensed Software to such third parties.

     13.5 The confidentiality obligations set forth in this End User Software License shall not apply with respect to information (except Bank Privacy Information) which

          a) is or has become readily publicly available without restriction through no fault of the receiving party or its employees or agents,
          b) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information,
          c)   was rightfully in the possession of the receiving party without restriction prior to its disclosure by the other party, or
          d)   is independently developed by employees, consultants or agents of the receiving party without access to the Software Confidential Information or the disclosing party's General Confidential Information.

     13.6 The parties recognize and agree that there is no adequate remedy at law for a breach of Section 13, that such a breach would irreparably harm the non disclosing party and that the non disclosing party is entitled to equitable relief (including, without limitation, injunctions) with respect to any such breach or potential breach in addition to any other remedies available to it at law or in equity.

     13.7 The provisions of this Section 13 shall survive termination or expiration of the License and/or this Agreement for any reason whatsoever.

14.  GOVERNMENT MATTERS

Licensee will not remove or export from the United States or re-export from anywhere any part of the Licensed Software or any direct product thereof to Afghanistan, the Peoples' Republic of China or any Group Q, S, W, Y or Z country (as specified in Supplement No. 1 to Section 770 of the US Export Administration Regulations, or a successor thereto) or otherwise except in compliance with and with all licenses and approvals required under applicable export laws and regulations, including without limitation, those of the US Department of Commerce.

15.  MISCELLANEOUS

     15.1 This Section 15 applies to the entire Agreement of which this End User Software License is a part.

     15.2 The License and this Agreement are not assignable or transferable by Licensee without the prior written consent of OSI; which shall not be unreasonably withheld or delayed, and any attempt to do so shall be void.

     15.3 Any notice, report, approval or consent required or permitted hereunder shall be delivered in writing, or mailed by registered or certified US mail, postage prepaid or reputable overnight carrier (e.g. Federal Express) to the address set forth in the Initial Product Order for notices (or such other address as a party may designate by ten (10)
          days written notice delivered in accordance with this Section 15.3) and shall be deemed given upon receipt.

     15.4 No failure to exercise, and no delay in exercising, on the part of either party, any privilege, any power or any rights hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or power hereunder preclude future exercise of any other right or power hereunder. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

     15.5 The prevailing party in any action to enforce this Agreement shall be entitled to recover costs and expenses including, without limitation, reasonable attorneys' fees.

     15.6 The price and terms of this Agreement are confidential and no press release or other written or oral disclosure of any nature regarding the price terms of this Agreement shall be made by either party without the other party's prior written approval; however, approval for such disclosure shall be deemed given to the extent such disclosure is required to comply with governmental laws, orders, rules or regulations.

          EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

                          ADDITIONAL ATTACHMENTS FOLLOW

IMPLEMENTATION TERMS AND CONDITIONS

Thsi attachment relates to and is incorporated into the Agreement identified by the Agreement number specified below. Capitalized terms not defined herein have the same meaning as defined elsewhere in the Agreement.

1.   IMPLEMENTATION

OSI and Licensee hereby agree that the following implementation activities and processes (collectively "Implementation") need to take place in order to install and operate the Software which the Licensee has ordered, as indicated on the Initial Product Order.

          a. OSI and Licensee shall make available representatives to meet and to review required Implementation tasks, set dates for such tasks, and establish a project plan (Installation Project Plan) mutually agreeable to both parties in accordance with OSI's then current guidelines for installation and implementation of the Licensed Software (the "Initial Review");
          b. OSI shall provide an initial equipment requirements specification applicable to Licensee's bank information processing system to Licensee's selected hardware and network installation providers, and review with Licensee and the installation providers the necessary preparations for the Licensee's business, technical, security and equipment requirements for its bank data processing system;
          c. Licensee's hardware and network providers shall perform a survey of Licensee's business, technical, security and equipment requirements for its bank information processing system, per OSI's recommended equipment configuration, (the "On-Site Survey"), and shall prepare a report to Licensee as to the actions which Licensee must take to make the necessary preparations for its bank information processing system, including but not limited to, reporting as to the specifications for the hardware, network and software required by Licensee (the "Report");
          d. If applicable, Licensee shall obtain from its current data processing provider the necessary information in such media and at such time as OSI requests to permit OSI to perform the Pre-Conversion.
          e. OSI shall provide Licensee with (the "Installation project Plan") sixteen weeks prior to the Live Production Date, which Licensee shall review, approve and assign personnel resources accordingly.
          f. Licensee shall cause its hardware installation provider to duly install the Designated Computer Hardware and applicable Third Party Software Licensed From Third Party Software Vendors in accordance with the requirements of the Report no later than the Scheduled Equipment Date specified in the Installation Plan;
          g. Licensee shall cause its network installation provider to duly install all required network components of the Designated Computer Hardware and applicable Third Party Software Licensed From Third Party Vendors in accordance with the requirements of the Report no later than the Scheduled Equipment Date specified in the Installation Plan; (the "Network Installation");
          h. OSI shall install the Licensed Software on Licensee's Designated Computer Hardware no later than the Scheduled Licensed Software Installation Date specified in the Installation Plan ("Licensed Software Installation");
          i. If applicable, Licensee shall obtain from its current data processing provider the necessary information in such media as OSI requires to permit OSI to perform the Conversion.

          j. OSI shall perform the conversion programming services required to convert Licensee's existing core data to support the information processing requirements of the Licensed Software ("Conversion") per the Scheduled Conversion Dates specified in the Installation Plan;
          k. OSI shall provide personnel to train Licensee's designated personnel in the use of the Licensed Software, as specified in and subject to the terms and conditions of the Training Schedule; and
          l. Licensee shall perform the requisite Acceptance Test and the Conversion Acceptance of the completed Implementation by Licensee, in accordance with the acceptance procedures set forth in the End User Software License.

2.   IMPLEMENTATION SERVICES

     2.1 SUBJECT TO THE TERMS HEREOF, THE PARTIES AGREE THAT AS PART OF IMPLEMENTATION, OSI WILL PROVIDE THE FOLLOWING SERVICES TO LICENSEE (COLLECTIVELY, THE "IMPLEMENTATION SERVICES"):

          a.   Participate in the Initial Review,
          b. Provide and Review the Installation Project Plan, review the On-Site Survey and the Report,
          c.   Perform the Licensed Software Installation,
          d.   Perform the Pre-Conversion and Conversion, if required, and
          e.   Perform the Training set forth in the Training Schedule.

     2.2 LICENSEE SHALL BE SOLELY RESPONSIBLE FOR EQUIPMENT, NETWORK AND THIRD PARTY SOFTWARE LICENSED FROM THIRD PARTY PROVIDERS. AS PART OF THE INSTALLATION, LICENSEE SHALL ACQUIRE SUCH ADDITIONAL HARDWARE, NETWORK COMPONENTS AND SYSTEMS SOFTWARE AS MUTUALLY AGREED TO AND AS INDICATED IN A REVISED INITIAL PRODUCT ORDER FOLLOWING THE ON-SITE SURVEY. LICENSEE SHALL EXERCISE COMMERCIALLY REASONABLE EFFORTS TO TIMELY COMPLETE SAID INSTALLATIONS ON OR BEFORE THE RESPECTIVE SCHEDULED DATE SPECIFIED ON THE INITIAL PRODUCT ORDER.

     2.3 OSI SHALL EXERCISE COMMERCIALLY REASONABLE EFFORTS TO COMPLETE THE LICENSED SOFTWARE INSTALLATION ON OR BEFORE THE SCHEDULED LIVE PRODUCTION DATE SPECIFIED IN THE INITIAL PRODUCT ORDER.

          OSI's completion of the Licensed Software Installation by the Scheduled Date, is conditioned upon the Licensee completing those Implementation tasks not identified as OSI's Implementation Services and, therefore, identified as responsibilities of the Licensee, including without limitation, Equipment Installation and Network Installation. All Licensee and OSI tasks will be per The Installation Project Plan, the "Initial Review" which OSI will prepare for Licensee, and upon Licensee's acceptance will be the schedule of tasks and responsibilities necessary to achieve Live Production by the Scheduled Date.

3.   FEES AND PAYMENT

     3.1 LICENSEE SHALL PAY OSI THE IMPLEMENTATION SERVICE FEE SPECIFIED IN THE INITIAL PRODUCT ORDER, WHICH SHALL ENTITLE LICENSEE TO A TURNKEY INSTALLATION TO INCLUDE TRAINING PER THE AGREED UPON INSTALLATION PLAN. THE IMPLEMENTATION SERVICE FEE SHALL BE BILLED BY OSI UPON THE LIVE PRODUCTION DATE. PAYMENT SHALL BE DUE IN ACCORDANCE WITH SECTION
          3.4 BELOW.

     3.2 IF, AS A RESULT OF THE ON-SITE SURVEY AND THE REPORT, LICENSEE DETERMINES THAT IT DESIRES OSI TO PERFORM ADDITIONAL SERVICES NOT INCLUDED IN THE INSTALLATION PROJECT PLAN, ADDITIONAL SERVICES SHALL BE DOCUMENTED IN AN AMENDED INSTALLATION PROJECT PLAN. OSI RESERVES THE RIGHT TO CHARGE LICENSEE FOR ANY SUCH SERVICES PERFORMED ON BEHALF OF LICENSEE, AT THE RATES SPECIFIED IN THE INITIAL PRODUCT ORDER.

     3.3 IN THE EVENT THAT IT IS NECESSARY FOR OSI TO PERFORM ADDITIONAL SERVICES PURSUANT TO THE AMENDED INSTALLATION PROJECT PLAN, OSI AND LICENSEE SHALL ENTER INTO GOOD FAITH NEGOTIATIONS IN ORDER TO DETERMINE THE AMOUNT OF ADDITIONAL DAYS OF IMPLEMENTATION SERVICES THAT WILL BE REQUIRED TO COMPLETE IMPLEMENTATION (THE "ADDITIONAL IMPLEMENTATION SERVICE DAYS") AND THE RATE OF SUCH DAYS.

          The Additional Implementation Service Days and applicable rates agreed upon shall be documented by execution of an OSI Service Work Order Form. Licensee shall pay for such Additional Implementation Service Days at such rates as are evidenced in the OSI Service Work Order Form.

     3.4 LICENSEE SHALL BE RESPONSIBLE FOR ALL TAXES ASSOCIATED WITH IMPLEMENTATION SERVICES OTHER THAN TAXES BASED ON OSI'S NET INCOME AND FRANCHISE TAXES. LICENSEE'S PAYMENT SHALL BE MADE WITHIN THIRTY (30) DAYS OF RECEIPT OF OSI'S INVOICE.

     3.5 LICENSEE AGREES TO REIMBURSE OSI FOR ALL REASONABLE TRAVEL AND LIVING EXPENSES INCURRED (BEYOND FORTY (40) MILES FROM OSI'S ADDRESS AS SPECIFIED IN THIS AGREEMENT) BY OR ON BEHALF OF OSI AND ITS PERSONNEL IN FURNISHING THE IMPLEMENTATION SERVICES TO LICENSEE AT LICENSEE'S FACILITY OR AT ANY OTHER LOCATION OTHER THAN OSI'S OWN FACILITIES. OSI AGREES TO PROVIDE TO LICENSEE UPON REQUEST A GOOD FAITH ESTIMATE OF SUCH REIMBURSABLE EXPENSES. ANY SUCH TRAVEL AND LIVING EXPENSES SHALL BE BILLED BY OSI TO LICENSEE ON A MONTHLY BASIS.

4.   TERM AND TERMINATION

     4.1 IMPLEMENTATION SERVICES SHALL BE PROVIDED UNTIL COMPLETION OF IMPLEMENTATION AS CONTEMPLATED HEREUNDER.

     4.2 LICENSEE MAY TERMINATE THE IMPLEMENTATION SERVICES IF OSI FAILS TO COMPLY WITH ANY MATERIAL PROVISION OF THESE IMPLEMENTATION TERMS AND CONDITIONS AND OSI MAY TERMINATE THE IMPLEMENTATION SERVICES IF LICENSEE FAILS TO REASONABLY COOPERATE WITH OSI'S PERFORMANCE OF THE IMPLEMENTATION SERVICES OR FAILS TO COMPLY WITH ANY MATERIAL PROVISION OF THESE IMPLEMENTATION TERMS AND CONDITIONS; PROVIDED, HOWEVER, IN EACH CASE, THAT:

          a. the non-defaulting party must first provide the defaulting party with written notice of the default and give the defaulting party a period of thirty (30) days in which to cure such default, and
          b. in the event that the default is of such a nature that it cannot be cured within thirty (30) days, the defaulting party shall be given a reasonable period of additional time to cure such default, further provided that the defaulting party promptly commences work to cure such default and makes diligent efforts to cure such default as soon as practicable.

     4.3 ANY TERMINATION OF THE IMPLEMENTATION SERVICES SHALL ALSO BE DEEMED A TERMINATION OF THE LICENSE AND THE AGREEMENT.

          In the event of termination of the Implementation Services or the License for any reason other than a material default by OSI prior to the Live Production Date, Licensee shall pay to OSI the full amount of the Implementation Services Fee and twenty-five percent (25%) of the Initial Software License Fee.

          In the event of termination of the License by Licensee for any reason after completion of the Conversion and a successful Acceptance Test, Licensee shall pay to OSI the full Implementation Fee, the full Software License Fee and any other amounts that have accrued and are payable by Licensee pursuant to the terms of this Agreement.

5.   CONFIDENTIALITY

All information provided by either party to the other pursuant to these terms and conditions shall be subject to the confidentiality obligations set forth in the End User Software License.

6.   EXCLUSIONS

OSI shall have no obligation to conduct Implementation Services in relation to any software other than that specified in a Product Order and shall only be obligated to conduct Licensed Software Installation, Pre-Conversion, if applicable, Conversion, if applicable, and Training Services once Licensee has completed Equipment and Network Installations in accordance with the terms and conditions of this Agreement.

7.   LIMITATION OF LIABILITY

     7.1 OSI REPRESENTS AND WARRANTS THAT ALL IMPLEMENTATION SERVICES WILL BE PERFORMED BY DULY QUALIFIED PERSONNEL IN A PROFESSIONAL WORKMAN-LIKE MANNER AND TO STANDARDS GENERALLY ACCEPTED IN THE INDUSTRY.

     7.2 EXCEPT FOR A BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 5 OR ANY LIABILITY OSI MAY HAVE FOR PERSONAL INJURY OR DAMAGE OR DESTRUCTION OF REAL OR TANGIBLE PERSONAL PROPERTY, OSI'S LIABILITY FOR DAMAGES FOR ANY CAUSE OF ACTION WHATSOEVER RELATING TO OSI'S AGREEMENT TO PROVIDE IMPLEMENTATION SERVICES SHALL BE LIMITED TO THE AMOUNT PAID BY LICENSEE FOR THE IMPLEMENTATION SERVICES. OSI'S LIABILITY SHALL BE FURTHER LIMITED AS PROVIDED IN THE END USER SOFTWARE LICENSE.

     7.3 THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THE SOFTWARE AND ALL MATERIALS RELATED TO THE LICENSED SOFTWARE ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THE END USER SOFTWARE LICENSE.

     7.4 THE PROVISIONS OF THIS SECTION 7 SHALL SURVIVE TERMINATION OR EXPIRATION OF IMPLEMENTATION SERVICES AND/OR THE AGREEMENT FOR ANY REASON WHATSOEVER.


                          ADDITIONAL ATTACHMENTS FOLLOW

                                TRAINING SCHEDULE

TRAINING ON THE LICENSED SOFTWARE SHALL BE PROVIDED BY OSI TO INDIVIDUALS DESIGNATED BY THE LICENSEE ON A "TRAIN-THE-TRAINER" BASIS, ACCORDING TO THE FOLLOWING PLAN. OSI RECOGNIZES THAT THE TRAINING NEEDS OF INDIVIDUALS WILL VARY AND ARE DEPENDENT UPON DIFFERENT SKILL LEVELS. CONSEQUENTLY, SOME ASPECTS OF THE TRAINING SCHEDULE WILL BE BASIC TO SOME WHILE NECESSARY FOR OTHERS. THE SCHEDULE SHALL BE AS FOLLOWS:

CONCEPTS AND FACILITIES                                                2 DAYS

     O    INTRODUCTION TO THE COMPLETE BANKING SOLUTION
     O OVERVIEW OF THE SYSTEMS TRULY RELATIONAL DATABASE CONCEPT (PERSONS, ADDRESSES, ACCOUNTS, RELATIONSHIPS, ETC.)
     O    TRUE CLIENT/SERVER ARCHITECTURE
     O    APPLICATION COMPONENT OVERVIEW
     O    APPLICATION AND DATA SECURITY
     O    ON-LINE HELP AND DOCUMENTATION

APPLICATION TRAINING                                                  15 DAYS
     O    DEPOSIT PRODUCT SET-UP AND MAINTENANCE
     O    LOAN PRODUCT SET-UP AND MAINTENANCE
     O    SECURITY
     O    TELLER
     O    SYSTEM ADMINISTRATION
     O    CUSTOMER SERVICE REPRESENTATIVE
     O    BATCH MANAGER
     O    BATCH SERVER
     O    LOAN MONETARY
     O    LOAN CSR
     O    GENERAL LEDGER INTERFACE
     O    BANK OPERATIONS
     O    INTERFACE PROCESSING
     O    BRANCH OPERATIONS

DATABASE TRAINING                                                        1 DAY
     O    DATABASE SERVER BACKUP/RECOVERY
     O    DATABASE ROLE SETUP/USER SETUP
     O    SYNONYM CREATION
     O    ARCHIVING MODE

OPERATIONS TRAINING                                                      1 DAY
     O    GENERAL OPERATION - BANK
     O    GENERAL OPERATION - BRANCH/DEPARTMENT LEVEL
     O    INTERFACES (ACH, ATM, ETC.)
     O    SECURITY
     O    TECHNICAL SUPPORT

SYSTEM MANAGEMENT                                                        2 DAYS
     O    NETWORK
     O    OPERATING SYSTEM
          O        REMOTE SUPPORT

                          ADDITIONAL ATTACHMENTS FOLLOW

                      SUPPORT SERVICES TERMS AND CONDITIONS

THIS ATTACHMENT RELATES TO AND IS HEREBY INCORPORATED INTO THE BELOW-REFERENCED AGREEMENT. CAPITALIZED TERMS NOT DEFINED IN SECTION 8 BELOW HAVE THE SAME MEANING AS DEFINED ELSEWHERE IN THIS AGREEMENT.

1.   COVERAGE

SUBJECT TO THE TERMS HEREOF, OSI SHALL PROVIDE SUPPORT SERVICES TO LICENSEE FOR THE LICENSED SOFTWARE INDICATED ON THE INITIAL PRODUCT ORDER. OSI SHALL PROVIDE SUPPORT SERVICES HEREUNDER FOR EACH ADDITIONAL INSTALLATION OF LICENSED SOFTWARE, PROVIDED LICENSEE PAYS TO OSI INITIAL AND ANNUAL LICENSE FEES FOR SUCH ADDITIONAL INSTALLATIONS AS SPECIFIED IN SUBSEQUENT PRODUCT ORDERS. SUPPORT SERVICES MUST BE OBTAINED SEPARATELY FOR EACH INSTALLATION OF LICENSED SOFTWARE.

2.   SUPPORT SERVICES

SUPPORT SERVICES CONSIST OF:

     a) ERROR CORRECTION AND TELEPHONE SUPPORT PROVIDED TO THE TECHNICAL SUPPORT CONTACT CONCERNING THE INSTALLATION AND USE OF THE THEN CURRENT RELEASE OF THE LICENSED SOFTWARE AND PREVIOUS SEQUENTIAL RELEASE,

     b) PRODUCT UPDATES, AS DEFINED HEREIN, OF THE LICENSED SOFTWARE THAT OSI IN ITS DISCRETION MAKES GENERALLY AVAILABLE.

          "PRODUCT UPGRADES" MEANS NEW RELEASES OF THE LICENSED SOFTWARE WHICH SUPPORT NEW REGULATIONS AND PROVIDE PRODUCT ENHANCEMENTS AND FIXES. PRODUCT UPDATES CONSIST OF ONE COPY OF PUBLISHED REVISIONS TO THE PRINTED DOCUMENTATION AND ONE COPY OF REVISIONS THE MACHINE READABLE LICENSED SOFTWARE. SUPPORT SERVICES DO NOT INCLUDE THE PHYSICAL INSTALLATION OF PRODUCT UPDATES; ALL SUCH INSTALLATIONS MAY BE PERFORMED BY OSI UPON LICENSEE'S WRITTEN REQUEST AND SHALL BE BILLABLE TO LICENSEE AT OSI'S THEN CURRENT APPLICABLE RATE.

          AS PART OF THE SUPPORT SERVICES PROVIDED HEREUNDER, OSI AGREES TO PROVIDE PRODUCT UPDATES ON A TIMELY BASIS IN ORDER TO ENABLE LICENSEE TO COMPLY WITH STATE AND FEDERAL BANKING LAWS AND REGULATIONS PERTAINING TO THE SUBJECT MATTER OF THE LICENSED SOFTWARE. AS PROVIDED IN THE EXCLUSIONS SECTION OF THIS DOCUMENT, A CONDITION PRECEDENT TO CONTINUED SUPPORT SERVICES, PRODUCT UPDATES AND ANY WARRANTY RELATING TO THE SOFTWARE, LICENSEE AGREES TO PROMPTLY IMPLEMENT SUCH MODIFICATIONS, UPDATES AND ENHANCEMENTS TO THE LICENSED SOFTWARE (IN THE FORM OF PRODUCT UPDATES) AND TO THIRD PARTY SOFTWARE LICENSED FROM THIRD PARTY AS OSI SHALL REQUIRE FROM TIME TO TIME IN ITS SOLE DISCRETION.

3.   TERM AND TERMINATION

     3.1 SUPPORT SERVICES SHALL BE PROVIDED FOR THE DURATION OF THE END-USER SOFTWARE LICENSE, UNLESS TERMINATED BY EITHER PARTY AS PROVIDED IN THIS AGREEMENT HEREIN.

     3.2 OSI MAY SUSPEND OR CANCEL SUPPORT SERVICES IF LICENSEE FAILS TO MAKE PAYMENTS PURSUANT TO THE SECTION TITLED "FEES AND PAYMENT," OTHER THAN PAYMENTS BEING DISPUTED IN GOOD FAITH, WITHIN TEN (10) DAYS AFTER LICENSEE RECEIVES NOTICE OF NONPAYMENT.

     3.3 OSI MAY SUSPEND OR CANCEL SUPPORT SERVICES IF LICENSEE FAILS IN A REASONABLY PROMPT MANNER TO IMPLEMENT SUCH MODIFICATIONS, UPDATES AND ENHANCEMENTS TO THE LICENSED SOFTWARE (IN THE FORM OF PRODUCT UPDATES) AND TO THIRD PARTY SOFTWARE

          LICENSED FROM THIRD PARTY AS OSI SHALL REQUIRE FROM TIME TO TIME IN ITS SOLE DISCRETION.

     3.4 LICENSEE MAY TERMINATE SUPPORT SERVICES AND ITS PAYMENT OBLIGATIONS HEREUNDER BY GIVING OSI A THIRTY (30) DAYS PRIOR WRITTEN NOTICE OF TERMINATION. SUCH TERMINATION SHALL BE EFFECTIVE ONLY UPON THE EXPIRATION OF THE SUPPORT PERIOD COVERED BY LICENSEE'S LAST PAID ANNUAL LICENSE FEE.

     3.5 OSI MAY TERMINATE IN ITS SOLE DISCRETION THE SUPPORT SERVICES RELATED TO A SPECIFIC SOFTWARE VERSION, DESIGNATED COMPUTER HARDWARE, HARDWARE CONFIGURATION OR NETWORK STRUCTURE OF THE SOFTWARE UPON A PRIOR THREE
          (3) YEAR WRITTEN NOTICE OF SUPPORT SERVICE DISCONTINUANCE.

4.   FEES AND PAYMENT

     4.1 LICENSEE SHALL PAY OSI AN ANNUAL LICENSE FEE FOR THE LICENSED SOFTWARE, WHICH SHALL BE COMPUTED IN ACCORDANCE WITH THE LICENSE FEE SCHEDULE. THE ANNUAL LICENSE FEE COMMENCES NINETY (90) DAYS FOLLOWING THE LIVE PRODUCTION DATE.

          THE ANNUAL LICENSE FEE SHALL BE BILLED ON AN ANNUAL BASIS, PAYABLE IN ADVANCE OF OSI'S PROVIDING ANNUAL SUPPORT SERVICES. LICENSEE'S PAYMENT SHALL BE DUE WITHIN THIRTY (30) DAYS OF RECEIPT OF OSI INVOICE.

          LICENSEE SHALL BE RESPONSIBLE FOR ALL TAXES ASSOCIATED WITH SUPPORT SERVICES OTHER THAN US TAXES BASED ON OSI'S NET INCOME AND FRANCHISE TAXES. IN THE EVENT LICENSEE FAILS TO PAY OSI BY THE DUE DATE, THEN TO REINSTATE OR RENEW SUPPORT SERVICES, LICENSEE SHALL FIRST PAY OSI ALL UNPAID PRIOR ANNUAL LICENSE FEES, PLUS A LATE CHARGE OF 1.5% PER MONTH OVERDUE, AND THE THEN CURRENT ANNUAL LICENSE FEE, IF ANY, AS COMPUTED IN ACCORDANCE WITH THIS AGREEMENT.

     4.2 OSI INTENDS TO PROVIDE CERTAIN SUPPORT SERVICES VIA A REMOTE ON-LINE CONNECTION TO LICENSEE'S DESIGNATED COMPUTER HARDWARE. LICENSEE HEREBY AGREES TO ASSIST OSI IN THE CREATION OF SUCH A REMOTE ON-LINE CONNECTION AS PART OF THE IMPLEMENTATION OF THE SOFTWARE AND AGREES TO MAINTAIN AND ALLOW OSI ACCESS TO ITS DESIGNATE COMPUTER HARDWARE AND THE SOFTWARE THROUGH SUCH REMOTE ON-LINE CONNECTION. IN THE EVENT THAT THE REMOTE ON-LINE CONNECTION IS NOT AVAILABLE TO OSI NECESSITATING THAT OSI'S PERSONNEL HAVE TO ATTEND LICENSEE'S FACILITY TO PERFORM SUPPORT SERVICES THAT WOULD OTHERWISE HAVE BEEN PROVIDED VIA THE REMOTE ON-LINE CONNECTION ("ADDITIONAL SUPPORT SERVICES"), LICENSEE AGREES, IN ADDITION TO THE ANNUAL LICENSE FEE:

          a) TO PAY A PER DIEM CHARGE FOR ALL ADDITIONAL SUPPORT SERVICES AT OSI'S THEN STANDARD RATES FOR SUCH SERVICES AND

          b) TO REIMBURSE OSI FOR ALL REASONABLE TRAVEL AND LIVING EXPENSES INCURRED BY OR ON BEHALF OF OSI AND ITS PERSONNEL IN PROVIDING THE ADDITIONAL SUPPORT SERVICES TO LICENSEE AT LICENSEE'S FACILITY, WHICH SHALL HAVE BEEN PRE- APPROVED BY LICENSEE IN WRITING.

          ANY SUCH CHARGES FOR ADDITIONAL SUPPORT SERVICES AND REIMBURSEMENT FOR TRAVEL AND LIVING EXPENSES SHALL BE BILLED BY OSI TO LICENSEE ON A MONTHLY BASIS.

5.   RESPONSE, PROBLEM RESOLUTION STANDARDS AND ERROR PRIORITY LEVELS

     5.1 ALL REASONABLE EFFORTS SHALL BE MADE TO RESOLVE PROBLEMS PROMPTLY. UPON LICENSEE'S NOTIFICATION TO OSI OF A PROBLEM, OSI WILL INVESTIGATE SUCH PROBLEM TO DETERMINE THE NATURE AND ORIGIN OF SUCH PROBLEM AND UPON COMPLETION OF SUCH INVESTIGATION OUTLINE TO LICENSEE THE PROCEDURES TO BE FOLLOWED IN REACHING RESOLUTION TO SUCH PROBLEM. INITIAL CALL-BACK RESPONSE SHALL BE PROVIDED WITHIN ONE-HALF (1/2) HOUR. OSI SHALL EXERCISE COMMERCIALLY REASONABLE EFFORTS TO CORRECT ANY ERROR OR NON- CONFORMANCE REPORTED BY LICENSEE IN THE SOFTWARE, WITH THE FOLLOWING PRIORITY LEVELS REASONABLY ASSIGNED TO SUCH ERROR BY OSI IN ITS SOLE DISCRETION:

          a)   PRIORITY A ERRORS - OSI SHALL PROMPTLY COMMENCE THE FOLLOWING
               PROCEDURES:

               i)   ASSIGN OSI PERSONNEL TO CORRECT THE ERROR;
               ii) NOTIFY OSI MANAGEMENT THAT SUCH ERRORS HAVE BEEN REPORTED AND OF STEPS BEING TAKEN TO CORRECT SUCH ERROR(S);
               iii) PROVIDE LICENSEE WITH PERIODIC REPORTS ON THE STATUS OF THE
                    CORRECTIONS; AND
               iv) INITIATE, WITHIN ONE (1) HOUR OF THE TIME THAT THE ERROR IS REPORTED TO OSI, WORK TO PROMPTLY PROVIDE LICENSEE WITH A WORK-AROUND OR FIX AND DILIGENTLY PURSUE A RESOLUTION OF THE ERROR. IN THE EVENT OSI ADDRESSES ANY PRIORITY A ERROR BY MEANS OF A TEMPORARY WORK- AROUND, OSI SHALL EXERCISE COMMERCIALLY REASONABLE EFFORTS TO EFFECT A FINAL RESOLUTION OF THE ERROR AS SOON AS POSSIBLE THEREAFTER.
               v) WITH RESPECT TO PRIORITY A ERRORS THAT OSI BECOMES AWARE OF, OSI SHALL PROMPTLY NOTIFY LICENSEE AND PROCEED TOWARDS RESOLUTION.

          b) PRIORITY B ERRORS - OSI SHALL EXERCISE COMMERCIALLY REASONABLE EFFORTS TO INCLUDE THE FIX FOR THE ERROR IN THE NEXT REGULAR PRODUCT UPDATE.

          c) PRIORITY C ERRORS - OSI MAY INCLUDE THE FIX FOR THE ERROR IN THE NEXT PRODUCT UPDATE.

     5.2 IF OSI BELIEVES REASONABLY AND IN GOOD FAITH THAT A PROBLEM REPORTED BY LICENSEE MAY NOT BE DUE TO AN ERROR IN THE LICENSED SOFTWARE OR DUE TO AN ERROR IN THIRD PARTY SOFTWARE LICENSED THROUGH OSI, BUT MAY BE DUE TO ANOTHER CAUSE (AS ILLUSTRATED HEREIN), OSI WILL SO NOTIFY LICENSEE. SUCH OTHER CAUSE MAY INCLUDE BUT NOT BE LIMITED TO THE FAILURE BY LICENSEE TO INSTALL OSI RECOMMENDED UPDATES TO THIRD PARTY SOFTWARE LICENSED FROM THIRD PARTY, THE INSTALLATION BY LICENSEE OF SOFTWARE, OR OF A RELEASE OR VERSION OF THIRD PARTY SOFTWARE, WHICH HAS NOT BEEN CERTIFIED AND APPROVED BY OSI, OR LICENSEE'S INSTALLATION OF HARDWARE OR NETWORK COMPONENTS WHICH HAVE NOT BEEN CERTIFIED AND APPROVED BY OSI. AT THAT TIME, LICENSEE MAY

          a) INSTRUCT OSI TO PROCEED WITH PROBLEM DETERMINATION AT LICENSEE'S POSSIBLE EXPENSE AS SET FORTH BELOW, OR

          b) INSTRUCT OSI THAT LICENSEE DOES NOT WISH THE PROBLEM PURSUED AT LICENSEE'S POSSIBLE EXPENSE.

               IF LICENSEE REQUESTS THAT OSI PROCEED WITH PROBLEM DETERMINATION AT ITS POSSIBLE EXPENSE AND OSI DETERMINES THAT THE ERROR WAS NOT DUE TO AN ERROR IN THE LICENSED SOFTWARE, LICENSEE SHALL PAY OSI, AT OSI'S THEN CURRENT AND STANDARD CONSULTING RATES, FOR ALL WORK PERFORMED IN CONNECTION WITH SUCH DETERMINATION, PLUS REASONABLE RELATED EXPENSES INCURRED THEREWITH.

               LICENSEE SHALL NOT BE LIABLE FOR:

          a) PROBLEM DETERMINATION OR REPAIR TO THE EXTENT PROBLEMS ARE DUE TO ERRORS IN THE LICENSED SOFTWARE OR TO ERRORS IN THIRD PARTY SOFTWARE LICENSED THROUGH OSI,
          b)   WORK PERFORMED UNDER THIS PARAGRAPH IN EXCESS OF ITS
               INSTRUCTIONS, OR
          c) WORK PERFORMED AFTER LICENSEE HAS NOTIFIED OSI THAT IT NO LONGER WISHES WORK ON THE PROBLEM DETERMINATION TO BE CONTINUED AT ITS POSSIBLE EXPENSE (SUCH NOTICE SHALL BE DEEMED GIVEN WHEN ACTUALLY RECEIVED IN WRITING BY OSI).

          IF LICENSEE INSTRUCTS OSI THAT IT DOES NOT WISH THE PROBLEM PURSUED AT ITS POSSIBLE EXPENSE OR IF SUCH DETERMINATION REQUIRES EFFORT IN EXCESS OF LICENSEE'S INSTRUCTIONS, OSI MAY, AT ITS SOLE DISCRETION, ELECT NOT TO INVESTIGATE THE ERROR WITH NO LIABILITY THEREFOR. IN ALL CASES WHERE THE PROBLEMS ARE DUE TO LICENSED SOFTWARE OR TO ERRORS IN THIRD PARTY SOFTWARE LICENSED THROUGH OSI, OSI SHALL BE RESPONSIBLE FOR CORRECTING SAME.

     5.3 IN THE EVENT THAT OSI FAILS TO RESOLVE A PROBLEM OR CORRECT AN ERROR WITHIN A REASONABLE TIME FRAME, THE PROBLEM SHALL BE ESCALATED TO OSI SENIOR MANAGEMENT AND ADDITIONAL TECHNICAL SUPPORT RESOURCES OF A LEVEL APPROPRIATE FOR RESOLUTION SHALL BE ASSIGNED TO THE PROBLEM ON A PRIORITY BASIS. IN THE CASE OF A PRIORITY A ERROR, FOUR (4) HOURS FROM THE TIME THE ERROR IS REPORTED SHALL BE DEEMED A REASONABLE TIME FRAME TO ESCALATE OSI'S EFFORTS.

     5.4 IN THE EVENT THAT OSI IS UNABLE TO RESOLVE OR CORRECT A PRIORITY A ERROR IN OSI'S PROPRIETARY SOFTWARE WITHIN A COMMERCIALLY REASONABLE PERIOD OF TIME, LICENSEE SHALL BE ENTITLED TO TERMINATE THE LICENSE AS PROVIDED IN SECTION 8.4 OF THE END USER SOFTWARE LICENSE AND RETURN THE LICENSED SOFTWARE WITH A PRO-RATED INITIAL LICENSE FEE REFUND BASED ON AN UNEXPIRED TERM AMORTIZED USAGE SCHEDULE.

6.   CONFIDENTIALITY

ALL INFORMATION PROVIDED BY EITHER PARTY TO THE OTHER PURSUANT TO THESE TERMS AND CONDITIONS SHALL BE SUBJECT TO THE CONFIDENTIALITY OBLIGATIONS SET FORTH IN THE END USER SOFTWARE LICENSE.

7.   EXCLUSIONS

     7.1 A CONDITION PRECEDENT TO OSI'S OBLIGATION TO PERFORM SUPPORT SERVICES SHALL BE THAT THE SOFTWARE PROBLEMS SHALL NOT BE SOLELY THE RESULT OF

          a)   LICENSEE'S NEGLIGENCE, ABUSE OR MISAPPLICATION OF THE SOFTWARE,
          b)   USE OF THE SOFTWARE OTHER THAN AS SPECIFIED IN THE DOCUMENTATION,
          c) USE OF THE SOFTWARE IN CONJUNCTION WITH HARDWARE IDENTIFIED BY OSI AS INCOMPATIBLE WITH THE SOFTWARE,
          d) LICENSEE'S FAILURE TO PROMPTLY IMPLEMENT SUCH MODIFICATIONS, UPDATES AND ENHANCEMENTS TO THE LICENSED SOFTWARE (IN THE FORM OF PRODUCT UPDATES) AND TO THIRD PARTY SOFTWARE LICENSED FROM THIRD PARTY AS OSI SHALL REQUIRE FROM TO TIME IN ITS SOLE DISCRETION, OR
          e)   OTHER CAUSES BEYOND THE REASONABLE CONTROL OF OSI.

     7.2  OSI SHALL HAVE NO OBLIGATION TO SUPPORT:

          a) ALTERED, DAMAGED OR MODIFIED LICENSED SOFTWARE (UNLESS SUCH MODIFICATIONS ARE CONSENTED TO IN WRITING BY OSI OR OTHERWISE AUTHORIZED, PERMITTED OR PROVIDED FOR UNDER THE DOCUMENTATION, SPECIFICATIONS OR THIS AGREEMENT) OR ANY PORTION OF THE LICENSED SOFTWARE INCORPORATED WITH OR INTO OTHER SOFTWARE;
          b) LICENSED SOFTWARE THAT IS NOT THE THEN CURRENT RELEASE OR IMMEDIATELY PREVIOUS SEQUENTIAL RELEASE.

     7.3 UPON LICENSEE'S REQUEST, OSI SHALL PROVIDE SUPPORT SERVICES FOR THE LICENSED SOFTWARE WHICH HAS MALFUNCTIONED AS A RESULT OF ANY OF THE CAUSES DESCRIBED IN THIS SECTION 7 AT ITS THEN CURRENT AND STANDARD RATES FOR MATERIAL AND LABOR.

     7.4  SUPPORT SERVICES DO NOT INCLUDE PHYSICAL INSTALLATION OF PRODUCT
          UPDATES.

8.   LIMITATION OF LIABILITY

EXCEPT FOR A BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 6 OR ANY LIABILITY OSI MAY HAVE FOR PERSONAL INJURY OR DAMAGE OR DESTRUCTION OF REAL OR TANGIBLE PERSONAL PROPERTY, OSI'S LIABILITY FOR DAMAGES FROM ANY CAUSE OF ACTION WHATSOEVER RELATING TO OSI'S AGREEMENT TO PROVIDE SUPPORT SERVICES SHALL BE LIMITED TO THE AMOUNT PAID BY LICENSEE AS ANNUAL LICENSE FEE FOR THE APPLICABLE YEAR.

OSI AGREES THAT IT WILL NOT WRONGFULLY DISABLE OR OTHERWISE RENDER INOPERABLE THE SOFTWARE OR ANY OTHER HARDWARE OR SOFTWARE ON LICENSEE'S COMPUTER SYSTEM FOR ANY REASON. ANY LIMITATION OF LIABILITIES SET OUT IN THIS SECTION AND WITH RESPECT TO OSI WILL BE NULL AND VOID IF OSI BREACHES ITS AGREEMENT SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE.

9.   DEFINITIONS

UNLESS DEFINED OTHERWISE HEREIN, CAPITALIZED TERMS USED IN THESE SUPPORT SERVICES TERMS AND CONDITIONS SHALL HAVE THE SAME MEANING AS SET FORTH IN THE AGREEMENT.

"ACCOUNTS" MEANS COMBINED TOTALS OF LICENSEE'S LIABILITY AND ASSET ACCOUNTS PROCESSED ON THE SOFTWARE.

"ASSET SIZE" MEANS TOTAL ASSETS AS DESCRIBED IN THE LICENSEE'S MOST RECENT QUARTERLY REPORT OF CONDITION ("CALL REPORT") FILED WITH THE PRIMARY REGULATOR.

"ERROR" MEANS THE NON-CONFORMANCE OR ERROR IN LICENSED SOFTWARE, OR THE APPLICABLE PORTION THEREOF, WHICH CAUSES THE OSI PROPRIETARY SOFTWARE TO FAIL TO CONSISTENTLY, ACCURATELY AND RELIABLY OPERATE AND PERFORM THE FEATURES AND FUNCTIONS DESCRIBED IN AND IN ACCORDANCE WITH THE SPECIFICATIONS AND THE DOCUMENTATION.

"ERROR CORRECTION" MEANS THE USE OF COMMERCIALLY REASONABLE EFFORTS TO CORRECT ERRORS IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THIS ATTACHMENT.

"FIX" MEANS THE REPAIR OR REPLACEMENT OF OBJECT OR EXECUTABLE CODE VERSIONS OF LICENSED SOFTWARE TO REMEDY AN ERROR.

"PREVIOUS SEQUENTIAL RELEASE" MEANS THE RELEASE OF LICENSED SOFTWARE WHICH HAS BEEN REPLACED BY A SUBSEQUENT RELEASE OF THE SAME LICENSED SOFTWARE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, A PREVIOUS SEQUENTIAL RELEASE WILL BE SUPPORTED BY OSI FOR A PERIOD OF NOT LESS THAN SIX (6) MONTHS AFTER RELEASE OF THE SUBSEQUENT RELEASE.

"PRIORITY A ERROR" MEANS AN ERROR WHICH RENDERS OSI PROPRIETARY SOFTWARE INOPERATIVE, CAUSES MATERIAL INACCURACIES IN THE DATA PROCESSED BY THE OSI PROPRIETARY SOFTWARE, OR MATERIALLY RESTRICTS LICENSEE'S USE OF THE OSI PROPRIETARY SOFTWARE.

"PRIORITY B ERROR" MEANS AN ERROR WHICH DEGRADES THE FUNCTIONS AND FEATURES OF THE OSI PROPRIETARY SOFTWARE OR RESTRICTS THE LICENSEE'S USE OF THE OSI PROPRIETARY SOFTWARE.

"PRIORITY C ERROR" MEANS AN ERROR WHICH IS COSMETIC OR TRIVIAL IN NATURE AND WHICH CAUSES ONLY A MINOR IMPACT ON THE LICENSEE'S USE OF THE OSI PROPRIETARY SOFTWARE.

"SUPPORT SERVICES" MEANS OSI SUPPORT SERVICES AS DESCRIBED IN SECTION 2.

"TELEPHONE SUPPORT" MEANS TECHNICAL SUPPORT TELEPHONE ASSISTANCE PROVIDED BY OSI TO THE TECHNICAL SUPPORT CONTACT CONCERNING PROBLEM RESOLUTION AND THE USE OF THE THEN CURRENT RELEASE OF LICENSED SOFTWARE AND THE PREVIOUS SEQUENTIAL RELEASE. CALLS WILL BE ACCEPTED DURING OSI'S NORMAL BUSINESS HOURS, EXCEPT THAT IN THE EVENT OF AN EMERGENCY, OSI WILL ACCEPT ALL CALLS MADE TO THE EMERGENCY OFF-HOURS TELEPHONE NUMBERS WHICH OSI SHALL SUPPLY TO LICENSEE AND ALWAYS PROMPTLY UPDATE AS THEY CHANGE, 24 HOURS PER DAY, 7 DAYS PER WEEK, 365 DAYS PER YEAR.

"WORK AROUND" MEANS A MODIFICATION OF THE LICENSED SOFTWARE AND/OR A CHANGE IN THE PROCEDURES FOLLOWED OR DATA SUPPLIED BY LICENSEE TO AVOID AN ERROR WITHOUT SUBSTANTIALLY IMPAIRING LICENSEE'S USE OF LICENSED SOFTWARE.

THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THE LICENSED SOFTWARE AND ALL MATERIALS RELATED TO THE LICENSED SOFTWARE ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THE END-USER SOFTWARE LICENSE. THIS ATTACHMENT IS AN ADDITIONAL PART OF THE AGREEMENT AND DOES NOT CHANGE OR SUPERSEDE ANY TERM OF THE AGREEMENT EXCEPT TO THE EXTENT UNAMBIGUOUSLY CONTRARY THERETO.


                          ADDITIONAL ATTACHMENTS FOLLOW

                           ESCROW TERMS AND CONDITIONS

THIS ATTACHMENT RELATES TO AND IS INCORPORATED INTO THE BELOW-REFERENCED AGREEMENT. CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE SAME MEANING AS DEFINED ELSEWHERE IN THE AGREEMENT.

1.   SOURCE CODE AGREEMENT

UPON EXECUTION OF THIS AGREEMENT, OSI AGREES TO IMMEDIATELY PLACE AND THEREAFTER MAINTAIN THE SOURCE CODE (AS HEREINAFTER DEFINED) FROM THE MOST CURRENT RELEASE OF THE PROPRIETARY SOFTWARE AND THE LAST RELEASE OF THE PROPRIETARY SOFTWARE IN ESCROW WITH AN AGENT PURSUANT TO AN ESCROW AGREEMENT REASONABLY ACCEPTABLE TO LICENSEE, WHICH OSI SHALL PROVIDE TO LICENSEE FOR REVIEW PRIOR TO EXECUTION. THE SOURCE CODE SHALL BE UPDATED PER EACH NEW RELEASE. THE AGREEMENT BETWEEN THE ESCROW AGENT AND OSI SHALL PROVIDE THAT IN THE EVENT OSI CEASES TO DO BUSINESS IN THE NORMAL COURSE, DISCONTINUES OFFERING TO PROVIDE SUPPORT, IS IN DEFAULT OF ITS OBLIGATIONS AS SET OUT IN THE SUPPORT SERVICES TERMS AND CONDITIONS, OR IN THE EVENT OF INSOLVENCY, BANKRUPTCY, OR ASSIGNMENT FOR THE BENEFITS OF CREDITORS OF OSI, LICENSEE SHALL HAVE THE RIGHT TO SECURE THE SOURCE CODE FROM SAID ESCROW AGENT.

THE ESCROW AGENT SHALL BE AUTHORIZED TO RELEASE THE SOURCE CODE TO LICENSEE IN ACCORDANCE WITH THESE ESCROW TERMS AND CONDITIONS. LICENSEE IS (AND SAID SOURCE CODE AGREEMENT BETWEEN OSI AND ESCROW AGENT SHALL STATE THAT LICENSEE IS) AN INTENDED THIRD PARTY BENEFICIARY AND HAS A DIRECT RIGHT OF ACTION TO ENFORCE THE PROVISIONS OF SAID SOURCE CODE AGREEMENT BETWEEN OSI AND ESCROW AGENT.

2.   LICENSE

IN THE EVENT THAT LICENSEE OBTAINS THE SOURCE CODE PURSUANT TO THESE ESCROW TERMS AND CONDITIONS, THE SOURCE CODE SHALL BE DEEMED TO BE LICENSED TO THE SAME EXTENT AS THE PROPRIETARY SOFTWARE IS LICENSED TO LICENSEE PURSUANT TO THE END USER SOFTWARE LICENSE, EXCEPT THAT

     a) LICENSEE SHALL USE THE SOURCE CODE SOLELY TO MAINTAIN AND SUPPORT, AND FOR THESE PURPOSES TO MODIFY, UPDATE AND UPGRADE THE PROPRIETARY SOFTWARE AND
     b) LICENSEE SHALL HAVE THE RIGHT TO MAKE SUCH COPIES OF THE LICENSED SOFTWARE AND DOCUMENTATION AS ARE REASONABLY NECESSARY FOR LICENSEE'S USE OF THE LICENSED SOFTWARE AND DOCUMENTATION AS CONTEMPLATED HEREUNDER AND FOR BACK UP AND ARCHIVAL PURPOSES. IN EXERCISING THIS RIGHT, LICENSEE SHALL REPRODUCE AND INCLUDE THE COPYRIGHT NOTICE AND ANY OTHER NOTICES THAT APPEAR ON THE ORIGINAL LICENSED SOFTWARE AND DOCUMENTATION ON ANY COPIES AND ANY MEDIA THEREFOR.

3.   DEFINITIONS

FOR PURPOSES OF THE AGREEMENT, "SOURCE CODE" SHALL MEAN BOTH MACHINE READABLE AND HUMAN READABLE COPIES OF THE PROPRIETARY SOFTWARE CONSISTING OF INSTRUCTIONS TO BE EXECUTED UPON A COMPUTER IN THE LANGUAGE USED BY ITS PROGRAMMERS (I.E. PRIOR TO COMPILATION OR ASSEMBLY) IN A FORM IN WHICH THE PROGRAM LOGIC OF THE PROPRIETARY SOFTWARE IS DEDUCIBLE BY A HUMAN BEING, FULLY COMMENTED, AND INCLUDING ALL AVAILABLE RELATED FLOW DIAGRAMS AND ALL OTHER DOCUMENTATION AND MANUALS WHICH WOULD ALLOW PERSONS WHO ARE EXPERIENCED COMPUTER PROGRAMMERS BUT WHO ARE UNFAMILIAR WITH THE PROPRIETARY SOFTWARE TO PROPERLY EFFECT MODIFICATIONS AND SUPPORT FOR THE PROPRIETARY SOFTWARE.


                        ADDITIONAL ATTACHMENTS TO FOLLOW


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                         CONVERSION ACCEPTANCE AGREEMENT

THIS AGREEMENT BETWEEN OSI AND LICENSEE SERVES TO DOCUMENT THE LICENSEE'S FINAL ACCEPTANCE OF THE CONVERSION EFFORT. ANY PERSON REPRESENTING THE LICENSEE IN THIS MATTER MUST BE VESTED WITH THE AUTHORITY TO DO SO. THIS AGREEMENT SIGNIFIES THAT THE LICENSEE HAS REVIEWED THE FUNCTIONALITY OF THE LICENSEE'S INSTALLATION AND IS SATISFIED THAT:

_THE LICENSED SOFTWARE IS INSTALLED CORRECTLY AND THAT ALL FUNCTIONALITY PROMISED IS PRESENT AND AVAILABLE.

_ALL DEPARTMENTS WITHIN LICENSEE HAVE DEMONSTRATED THEIR ABILITY TO FUNCTION SATISFACTORILY WITH THE SYSTEM.

_ALL COMMITMENTS MADE BY OSI HAVE BEEN FULFILLED AND NO ISSUES REMAIN. BY SIGNING THIS DOCUMENT, THE LICENSEE ACKNOWLEDGES SUCCESSFUL INSTALLATION OF THE LICENSED SOFTWARE AND AGREES TO RELEASE ANY MONEYS THAT ARE CURRENTLY UNPAID OR HELD IN ESCROW.

LICENSEE: _____________________________________________________________________

SIGNATURE: _________________________________________________ DATE: ____________

NAME: ________________________________________________ TITLE: _________________

LICENSOR:         OPEN SOLUTIONS INC.
         ----------------------------------------------------------------------

SIGNATURE: _________________________________________________ DATE: ____________

NAME: ________________________________________________ TITLE: _________________


                          ADDITIONAL ATTACHMENTS FOLLOW


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